UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2012

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4370 La Jolla Village Drive, Suite 400, San Diego, California 92122

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2012, La Jolla Pharmaceutical Company (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved and adopted an amendment to the Company’s 2010 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder. The amendment to the Plan was previously approved by the Company’s Board of Directors.

A copy of the Plan was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2012 in connection with the solicitation of proxies for the Annual Meeting. The Company refers you to Appendix A for a summary of the Plan, which terms are hereby incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) election of (A) one Class I director to serve until the Company’s 2015 Annual Meeting of Stockholders; and (B) one Class III director to serve until the Company’s 2014 Annual Meeting of Stockholders; (ii) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; (iii) amendment of the Company’s 2010 Equity Incentive Plan to increase the number of shares that are available for issuance; and (iv) approval of the change in the Company’s corporate domicile from Delaware to California.

The number of shares of common stock entitled to vote at the Annual Meeting was 11,884,137. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 10,732,261. All matters submitted to a vote of the stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i)(A) Election of one Class I Director.

Director Nominee

Saiid Zarrabian

Votes For

8,161,125

Votes Withheld

8,547

(i)(B) Election of one Class III Director.

Director Nominee

George Tidmarsh, M.D., Ph.D.

Votes For

8,161,055

Votes Withheld

8,617

There were 2,562,589 broker non-votes regarding the election of directors.

(ii) Ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The results of the voting on this proposal were: 10,570,326 votes for, 161,677 votes against, and 258 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Approval of an amendment to the La Jolla Pharmaceutical Company 2010 Equity Incentive Plan to increase the number of shares that are available for issuance.

Stockholders approved an amendment to the Company’s 2010 Equity Incentive Plan to increase the number of shares that are available for issuance.

The results of the voting on this proposal were: 8,147,206 votes for, 12,091 votes against, and 10,375 votes abstained. There were 2,562,589 broker non-votes regarding this proposal.

(iv) Approval of the change in the Company’s corporate domicile from Delaware to California.

Stockholders approved the change in the Company’s corporate domicile from Delaware to California.

The results of the voting on this proposal were: 8,157,020 votes for, 11,399 votes against, and 1,253 votes abstained. There were 2,562,589 broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: May 24, 2012	By:	/s/ George Tidmarsh
Name: George Tidmarsh
Title: President and Chief Executive Officer